Exhibit 10.28

Power of Attorney

Power of Attorney

This Power of Attorney signed on June [ ], 2005 (the “POWER OF ATTORNEY”) was issued by Wang Gongquan (an individual living in                             , with ID No. 220104611022181/passport No.                     , the “SHAREHOLDER”) for Hongcheng Technology Development Co., Ltd. (a limited-liability company established and maintained in conformity with the laws of the People’s Republic of China, the “HONGCHENG TECHNOLOGY).

The SHAREHOLDER has entered into the following agreements (collectively, “CONTROL AGREEMENTS”) with HONGCHENG TECHNOLOGY in respect of matters of Beijing Xiandai Xingye Network Technology Co., Ltd (the “COMPANY”):

•	the Loan Agreement by and between the SHAREHOLDER and HONGCHENG TECHNOLOGY dated as of July 12, 2005 (the “LOAN AGREEMENT”);

•	the Call Option Agreement by and between the SHAREHOLDER and HONGCHENG TECHNOLOGY dated July 12, 2005 (the “CALL OPTION AGREEMENT”);

•

the Shareholders’ Voting Rights Entrustment Agreement by and among the SHAREHOLDER, HONGCHENG TECHNOLOGY and Beijing Xiandai Xingye Network Technology Co., Ltd dated July 12, 2005 ( the “VOTING RIGHTS ENTRUSTMENT AGREEMENT”); and

•	the Equity Pledge Agreement by and between the SHAREHOLDER and HONGCHENG TECHNOLOGY dated July 12, 2005 (the “EQUITY PLEDGE AGREEMENT”).

To promote the realization of the intended purposes of the CONTROL AGREEMENTS, in consideration of RMB One Yuan, the SHAREHOLDER hereby irrevocably appoints HONGCHENG TECHNOLOGY as the agent with overall rights and authorizes HONGCHENG TECHNOLOGY to take all actions on behalf of the SHAREHOLDER in the way it deems appropriate, so as to make the CONTROL AGREEMENTS effectively enforced, and to declare the actions are taken by the SHAREHOLDER. The authorizations include without limitations:

1. The SHAREHOLDER hereby entrusts and authorizes HONGCHENG TECHNOLOGY to perform any of the obligations of the SHAREHOLDER under the CONTROL AGREEMENTS, including but not limited to, the obligation to transfer part or all of the SHAREHOLDER’S equity interests in the Company pursuant to the CALL OPTION AGREEMENT and/or the EQUITY PLEDGE AGREEMENT.

2. The SHAREHOLDER hereby entrusts and authorizes HONGCHENG TECHNOLOGY to enter into, sign, confirm and deliver any contract, agreement, order, receipt, notice, request, direction, certificate, letter or other written material or paper it deems appropriate at its discretion, and take all actions and measures it deems appropriate at its discretion on behalf of the SHAREHOLDER, so as to implement the intended purposes of the CONTROL AGREEMENTS.

3. The SHAREHOLDER hereby approves and confirms, and agrees to approve and confirm, all that things have done or intend to do in accordance with the Power of Attorney in order to realize the intended purposes of the CONTROL AGREEMENTS; and the SHAREHOLDER agrees to indemnify any losses, costs or debts that may occur as a result of HONGCHENG TECHNOLOGY’s actions in accordance with the Power of Attorney.

4. The SHAREHOLDER hereby entrusts and authorizes HONGCHENG TECHNOLOGY to confirm the Power of Attorney on behalf of the SHAREHOLDER and act in the name of the Shareholder, and cause other people to do its best endeavor as the SHAREHOLDER can, to sufficiently and effectively take all and any necessary or appropriate actions and measures in order to make the Power of Attorney legal and adequately valid according to the PRC law.

Any provision in these Powers of Attorney shall not be construed to have proved or produced a “contract for commission” as stipulated in the Contract Law of the People’s Republic of China. The term of validity of the Power of Attorney shall extend to the expiry or termination of all of the CONTROL AGREEMENTS.

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IN WITNESS HEREOF, the following signees have caused these Powers of Attorney to be executed as of July 12, 2005.

/s/ Wang Gongquan
Name:	Wang Gongquan

Confirmed By:

Hongcheng Technology Development Co., Ltd. (Seal)

By:	/s/ Huang Bo
Name:	Huang Bo
Position:	[ ]

Beijing Xiandai Xingye Network Technology Co., Ltd (Seal)

By:	/s/ Xiao Lei
Name:	Xiao Lei
Position:	[ ]

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